ASSET MANAGEMENT FUND
STATEMENT OF ADDITIONAL INFORMATION

October 28, 2018, as revised November 28, 2018

Ultra Short Mortgage Fund – ASARX

AAAMCO Ultrashort Financing Fund – Class Y/REPYX – Class I/REPOX

Large Cap Equity Fund – Class AMF/IICAX – Class H/IICHX

690 Taylor Road, Suite 210, Gahanna, Ohio 43230

The Ultra Short Mortgage Fund, the AAAMCO Ultrashort Financing Fund and the Large Cap Equity Fund (each, a “Fund” and collectively, the “Funds”) are each a portfolio of Asset Management Fund (the “Trust”), a professionally managed, diversified, open-end investment company. Each Fund is represented by a series of shares separate from those of the Trust’s other series.

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus for the Funds, dated October 28, 2018 (the “Prospectus”), a copy of which may be obtained from the Trust at Asset Management Fund, c/o Northern Trust, Attn: Funds Center C5S, 801 S. Canal St., Chicago, IL 60607 or by calling 1-800-247-9780.

The financial statements, notes and report of the independent registered public accounting firm pertaining to each Fund, which appear in the Funds’ 2018 Annual Report to Shareholders, are incorporated herein by reference. The Funds’ 2018 Annual Report is available, without charge, upon request by calling 1-800-247-9780.

TABLE OF CONTENTS

Trust History	1
Organization and Description of Shares	1
The Funds’ Objectives and Investment Policies	1
Investment Restrictions	10
Purchase and Redemption of Shares	15
Management of the Trust	15
Control Persons and Principal Holders of Securities	21
Investment Adviser	23
Distributor	28
Code of Ethics	30
Proxy Voting Policies and Procedures	30
Fund Services	30
Determination of Net Asset Value	33
Federal Income Tax Matters	33
Fund Transactions	37
Disclosure of Information Regarding Portfolio Holdings	38
Counsel and Independent Registered Public Accounting Firm	39
General Information	40
Financial Statements	40
Appendix A	A-1

Capitalized terms not defined in this Statement of Additional Information and defined in the Prospectus shall have the meanings defined in the Prospectus.

TRUST HISTORY

The Trust is a Delaware statutory trust operating under a First Amended and Restated Declaration of Trust dated September 22, 2006, as amended.

The Trust was formerly a Maryland corporation, which commenced operations on November 9, 1982. In September 1994, the Trust changed its name from Asset Management Fund for Financial Institutions, Inc. to Asset Management Fund, Inc. and on September 30, 1999, as part of the reorganization into a Delaware statutory trust, changed its name to Asset Management Fund. The Trust is an open-end, management investment company and each of the Funds is diversified.

ORGANIZATION AND DESCRIPTION OF SHARES

The Trust currently offers an unlimited number of shares of beneficial interest divided into five (5) funds, including the Funds. The other two (2) funds are described in a separate prospectus and statement of additional information. The shares of each fund represent interests only in the corresponding fund. Shares of the Large Cap Equity Fund are issued in two classes: Class AMF shares and Class H shares. Shares of the AAAMCO Ultrashort Financing Fund are issued in two classes: Class Y Shares and Class I Shares. For each Fund, when shares are issued and paid for in accordance with the terms of offering, each share is validly issued, fully paid and non-assessable. All shares of beneficial interest of the same class have equal dividend, distribution, liquidation and voting rights and are redeemable at net asset value, at the option of the shareholder. In addition, the shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted, by the provisions of such Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined under “General Information” below) of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants and the election of trustees from the separate voting requirements of the Rule.

The Trust is responsible for the payment of its expenses. Such expenses include, without limitation, the fees payable to Austin Atlantic Asset Management Co. (the “Investment Adviser”), Austin Atlantic Capital Inc. (the “Distributor”) and Foreside Management Services, LLC (“Foreside” or “Administrator”) with respect to each Fund, any brokerage fees and commissions of each Fund, any portfolio losses of each Fund, each Fund’s pro rata share of taxes, interest or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust with respect to each Fund for violation of any law, and extraordinary expenses incurred by the Trust with respect to each Fund. As set forth below, Foreside has agreed under the Management and Administration Agreement to pay certain expenses that would otherwise be expenses of the Funds.

THE FUNDS’ OBJECTIVES AND INVESTMENT POLICIES

Notwithstanding anything to the contrary in this Statement of Additional Information or the Prospectus, the Ultra Short Mortgage Fund limits its investments and investment techniques so as to qualify for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal laws and regulations. Notwithstanding anything to the contrary in this Statement of Additional Information or the Prospectus, the Ultrashort Financing Fund seeks to limit its investments and investment techniques so as to qualify as a permissible investment for nationally chartered banks and federal credit unions under current applicable federal laws and regulations.

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 Repurchase Agreements. Each Fund may, subject to its investment policies, enter into repurchase agreements under which it may acquire obligations of the U.S. Government or other obligations, and with respect to the Ultrashort Financing Fund, U.S. Government and Government agency securities, subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund’s holding period. If the seller defaults on its obligation to repurchase the underlying instrument from the Fund, which in effect constitutes collateral for the seller’s obligation, at the price and time fixed in the repurchase agreement, the Fund might incur a loss if the value of the collateral declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited. Each Fund may enter into repurchase agreements with banks, broker/dealers, and other financial service firms that meet the Investment Adviser’s credit guidelines and have been approved by the Adviser’s credit committee. The Ultrashort Financing Fund may also enter into repurchase agreements with mortgage bankers, REITs and investment companies. The Ultra Short Mortgage Fund is limited to having 10% of its total net assets with non-bank or broker/dealer counter parties. The Investment Adviser may consider the collateral received and other applicable guarantees and collateral haircuts in making its credit determination. The Ultra Short Mortgage Fund will limit its collateral to U.S. Government Securities or other securities that are not subject to any investment limitation on the part of national banks based on capital and surplus. The Ultrashort Financing Fund will limit its collateral to assets which qualify for investment by commercial banks and federal credit unions with a focus on obligations of the U.S. Government and U.S. Government agency securities. Each Fund will hold collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund, and each Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book entry transfer to the account of, the Trust’s custodian. Repurchase agreements with remaining terms exceeding seven days will be deemed to be illiquid.

Reverse Repurchase Agreements. The Ultrashort Financing Fund may invest in reverse repurchase agreements. In a reverse repurchase agreement, the Ultrashort Financing Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is considered borrowing by the Ultrashort Financing Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Ultrashort Financing Fund to be magnified. The Ultrashort Financing Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Ultrashort Financing Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Ultrashort Financing Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. The Ultrashort Financing Fund will earmark and reserve Ultrashort Financing Fund assets, in cash or liquid securities, in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Ultrashort Financing Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of a Fund’s total assets, except as permitted by law.

FDIC Insured Institutions. Although a Fund’s investment in certificates of deposit and other time deposits in a Federal Deposit Insurance Corporation (“FDIC”) insured institution is insured to the extent of $250,000 by the FDIC, the Fund may invest more than $250,000 with a single institution, and any such excess and any interest on the investment would not be so insured. Deposits in foreign branches of FDIC insured banks are not insured by the FDIC. Securities issued by FDIC insured institutions are not insured by the FDIC.

The Ultra Short Mortgage Fund and the Ultrashort Financing Fund will invest in deposits of an FDIC insured institution only if the Investment Adviser has deemed such institution or a security issued by such institution to qualify as investment grade pursuant to applicable banking regulations.

Illiquid Securities. Each Fund may invest in illiquid securities in accordance with its non-fundamental policies. The term “illiquid securities” for this purpose means securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Illiquid securities are considered to include, among other things, repurchase agreements with remaining maturities in excess of seven days, fixed time deposits which are not subject to prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Investment Adviser has determined to be liquid under procedures approved by the Board of Trustees.

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Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Portfolio Turnover. A change in the securities held by a Fund is known as “portfolio turnover.” A Fund pays transaction costs, such as commissions, when it buys and sells securities for its portfolio. A Fund’s portfolio turnover rate is the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. A Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. Higher portfolio turnover may also result in higher transaction costs, and prepayments of mortgage-backed securities will cause a Fund to have an increased portfolio turnover rate. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. However, because the Ultrashort Financing Fund’s repurchase agreement investments do not result in transaction costs, and are short term in nature, a higher turnover rate may not be indicative of higher trading costs and/or higher taxes. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

Temporary Defensive Strategies. For temporary or defensive purposes, each Fund may invest up to 100% of its assets in debt securities issued by the U.S. Government or its agencies and short-term money market securities (and investment grade corporate bonds for the Large Cap Equity Fund), when the Investment Adviser deems it prudent to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

In taking this action, the Large Cap Equity Fund would reduce its exposure to fluctuations and risks in the market for equity securities and would increase its exposure to fluctuations and risks of the market for debt securities. These defensive actions would reduce the benefit from any upswing in the equity markets and, if the Investment Adviser does not correctly anticipate fluctuations in the equity and debt securities markets, may not contribute to the achievement of the Large Cap Equity Fund’s investment objectives.

U.S. Government Securities. Subject to its specific policies, each Fund may invest in obligations issued or guaranteed by the United States or certain agencies or instrumentalities thereof or a U.S. Government-sponsored corporation. These include, but are not limited to, obligations issued by the United States or by a Federal Home Loan Bank, the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), the Government National Mortgage Association (“GNMA”), and the Federal Farm Credit Banks. Because many of these U.S. Government securities are not backed by the “full faith and credit” of the United States, the Fund must look principally to the agency or instrumentality or corporation issuing or guaranteeing such obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality or corporation does not meet its commitment.

When-Issued, Delayed-Delivery and To Be Announced Securities. Each  Fund may purchase when-issued, delayed-delivery securities. The Ultra Short Mortgage Fund and the Ultrashort Financing Fund may purchase to-be-announced (“TBA”) mortgage-backed securities. In when-issued transactions, securities are bought or sold during the period between the announcement of an offering and the issuance and payment date of the securities. When securities are purchased on a delayed-delivery basis, the price of the securities is fixed at the time the commitment to purchase is made, but settlement may take place at a future date. TBA mortgage-backed securities are mortgage pools where the issuer has defined and agreed to, in advance, the basic terms for investors, but has not yet specified the mortgage pools that will serve as collateral and will be delivered to the Fund.

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Securities purchased for payment and delivery at a future date are subject to market fluctuation, and no interest accrues to the Funds until delivery and payment take place. By the time of delivery, such securities may be valued at less than the purchase price. At the time a Fund makes the commitment to purchase such securities, it will record the transaction and thereafter reflect the value each day of such securities in determining its net asset value. When such securities are purchased, a Fund must segregate liquid assets to pay for the purchase until acquisition. Note that securities transactions settling with a short time-frame (i.e., two-day regular way settlement) are not considered forward commitments for purposes of the segregation rules. Securities which have normal settlement practices beyond the two-day regular settlement do not require segregation. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the securities that are segregated and/or from available cash. If a Fund sells such a security before the security has been delivered, the Investment Adviser will instruct the Trust’s custodian to segregate assets to cover the security to satisfy the Fund’s delivery obligations. Whenever a Fund is required to segregate assets, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute segregated assets. In addition, FINRA has developed, and the SEC has approved, new requirements for the posting of initial and variation margin on all forward settling trades. For transactions above a certain threshold, the Funds will be required to post cash margin to the broker/dealer counterparty. The Investment Adviser has negotiated Master Securities Forward Transaction Agreements (“MSFTAs”) with broker/dealers to prepare for these rules.

The Ultra Short Mortgage Fund and the Ultrashort Financing Fund may also sell securities on a TBA basis. The Ultra Short Mortgage Fund engages in TBA transactions to manage cash positions as well as to manage interest rate and prepayment risks. The only instance in which the Ultrashort Financing Fund would engage in the sale of TBA mortgage-backed securities would be when the Fund was liquidating mortgage-backed securities which served as collateral in a repurchase agreement. Each Fund may engage in forward sales of TBA trades only when the Fund has identified the actual mortgage pool held in position to be delivered in fulfillment of the TBA trade obligation (specifying the pool or Cusip number.) These pools must be deliverable into the sold TBA position.

Adjustable Rate Securities. The Ultra Short Mortgage Fund and the Ultrashort Financing Fund may purchase securities that have variable or floating rates of interest (“Adjustable Rate Securities”). These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The interest paid on Adjustable Rate Securities is a function primarily of the index or market rate upon which the interest rate adjustments are based. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates, but because of the interest reset provision, the potential for capital appreciation or depreciation is generally less than for fixed rate obligations.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U or any inflation index will accurately measure the real rate of inflation in the prices of goods and services.

For federal income tax purposes, any increase in the principal amount of an inflation-indexed bond will generate taxable ordinary income prior to the payment of such amount. Thus, a Fund may be required to dispose of portfolio securities when it might not otherwise do so in order to satisfy the distribution requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid federal income and excise taxes.

Convertible Securities. The Large Cap Equity Fund may invest in corporate debt securities convertible into common stock. It is not expected that the Large Cap Equity Fund’s holdings of convertible debt securities would ordinarily exceed 5% of the Large Cap Equity Fund’s assets.

Commercial Paper. The Large Cap Equity Fund may invest its non-committed cash in commercial paper. Appendix A to this SAI describes the various ratings assigned to fixed income securities by Moody’s Investor Service, Inc. (“Moody’s”) and Standard & Poor’s Rating Services (“S&P”). The Large Cap Equity Fund’s investments in commercial paper ordinarily consist of commercial paper rated “Prime-2” or better by Moody’s or rated “A-2” or better by S&P.

Hedging Strategies. Each Fund may, but is not required to, use financial contracts, commonly referred to as derivatives, for hedging purposes. Currently, the Ultra Short Mortgage Fund may not use derivatives until such time as federal credit unions may invest without limitation in mutual funds which use these instruments. The Investment Adviser will limit the use of financial contracts based on regulations governing national banks and federal credit unions. Generally, the value of these financial contracts depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates and related indices. Examples of these instruments include options contracts, futures contracts, options on futures contracts and swap agreements. The Investment Adviser may decide not to employ any of these strategies and there is no assurance that any hedging strategy used by a Fund will succeed.

Effective December 31, 2012, the CFTC adopted certain regulatory changes that subject registered investment companies and advisors to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps, or if the fund markets itself as providing investment exposure to such instruments.

Use of financial contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a more general discussion of important risk factors relating to all financial contracts that may be used by a Fund.

(i) Management Risk. Financial contracts are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a financial contract requires an understanding not only of the underlying instrument but also of the financial contract itself, without the benefit of observing the performance of the financial contract under all possible market conditions.

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(ii) Credit Risk. The use of a financial contract involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. The Ultrashort Mortgage Fund and the Ultrashort Financing Fund expect that their use of financial contracts will be executed and cleared through a federally regulated exchange or derivatives clearing organization.

(iii) Liquidity Risk. Liquidity risk exists when a particular financial contract is difficult to purchase or sell. If a transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated financial contracts), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

(iv) Leverage Risk. Because many financial contracts have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the financial contract itself. Certain financial contracts have the potential for unlimited loss, regardless of the size of the initial investment.

(v) Market and Other Risks. Like most other investments, financial contracts are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If the Investment Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using financial contracts for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving financial contracts can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain transactions.

Other risks in using financial contracts include the risk of mispricing or improper valuation of financial contracts and the inability of financial contracts to correlate perfectly with underlying assets, rates and indices. Many financial contracts, in particular privately negotiated financial contracts, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of financial contracts may not correlate perfectly, or at all, with the value of the assets, reference rates or indices they are designed to closely track. In addition, a Fund’s use of financial contracts may accelerate the recognition of income by the Fund, defer the recognition of losses, affect the character of gain and loss realized by the Fund, and cause the Fund to realize higher amounts of short-term capital gains (generally taxed for federal income tax purposes at ordinary income tax rates) than if the Fund had not used such instruments.

Investment in Other Investment Companies. A Fund may invest in securities issued by other investment companies, including another fund managed by the Investment Adviser (“Austin Atlantic Fund”). Such securities will be acquired by a Fund to the extent permitted by the 1940 Act and consistent with its investment objective and strategies. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including management fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. To the extent a Fund invests in an underlying Austin Atlantic Fund, because the Adviser provides services to and receives fees from the underlying Austin Atlantic Fund, a Fund’s investment in the underlying Austin Atlantic Fund may benefit the Adviser. To the extent a Fund invests in an underlying Austin Atlantic Fund, the Adviser has contractually agreed to waive the Fund’s fees in the pro rata amount of the management fee charged by the underlying Austin Atlantic Fund. The Ultra Short Mortgage Fund may invest in the Ultrashort Financing Fund. Therefore, the Ultrashort Financing Fund has a policy that it will not invest in other investment companies, except for money market funds.

Loans of Portfolio Securities.  For the purpose of achieving income, the Ultra Short Mortgage Fund and the Large Cap Equity Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan. The Funds did not engage in any securities lending activity during the most recent fiscal period.

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Borrowing. The Funds do not issue senior securities, except that each Fund may borrow money for temporary, administrative or liquidity (but not leveraging) purposes, as described below under “Investment Restrictions—Fundamental Policies.” The Large Cap Equity Fund may borrow only from banks up to an amount not in excess of 5% of the value of the Fund’s total assets at the time of the loan, repayable in not more than 60 days. These policies are fundamental investment policies of the Funds and may not be altered, amended or repealed except as authorized by the vote of a majority of the outstanding shares of a Fund.

Mortgage Securities

Mortgage-backed Securities. Most mortgage-backed securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by unscheduled payments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-related securities have additional features that entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment. Any guarantees of interest and principal payments may be either as to timely or ultimate payment.

The average maturity of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s average maturity may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, and the location and age of the mortgage. Since prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool or group of pools. However, the average life will be substantially less than the stated maturity.

Mortgage-backed securities may be classified into the following principal categories, according to the issuer or guarantor:

Government mortgage-backed securities consist of both governmental and government-related securities. Governmental securities are backed by the full faith and credit of the U.S. Government. GNMA, the principal U.S. Government guarantor of such securities, is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest, but not of market value, on securities issued by approved institutions and backed by pools of Federal Housing Administration-insured, Veterans Administration-guaranteed mortgages or Rural Housing Service loans. Government-related securities are issued by U.S. Government-sponsored corporations and are not backed by the full faith and credit of the U.S. Government. Issuers include FNMA and FHLMC. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC issues mortgage-backed securities representing interests in mortgage loans pooled by it. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

FNMA is subject to general regulation by the Federal Housing Finance Authority. FNMA purchases residential mortgages from a list of approved seller servicers, which includes Federal and state savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”) which represent interests in mortgages from FHLMC’s national portfolio.

In September 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. The U.S. Treasury also pledged to make additional capital contributions as needed to help ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. FNMA and FHLMC continue to rely on the support of the U.S. Treasury to continue operations, and it is not known when the conservatorships will be terminated or what changes will be made to their operations following the conservatorships.

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Other mortgage-backed securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities.

If mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders’ principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled repayment of principal will increase current and total returns.

The Ultra Short Mortgage Fund and the Ultrashort Financing Fund invest in mortgage-backed securities that may be affected by a number of external factors, such as home prices and mortgage loan underwriting standards, as well as a number of macro-economic factors, such as demographic and employment trends. These variables may have direct impacts on interest and mortgage prepayment rates and therefore directly impact the performance of the Funds. In addition, the resolution of the U.S. federal government’s ownership policies concerning FHLMC and FNMA (the government sponsored entities, or “GSEs”) remains unclear. Changes to this policy, particularly the potential for the privatization of the GSEs, could have a far-reaching impact on the Fund’s holdings, and could create liquidity and valuation issues with respect to these securities and other mortgage-backed securities in which the Funds may invest.

Adjustable Rate Mortgage Securities. The adjustable rate feature of the mortgages underlying the adjustable rate mortgage securities (“ARMS”) in which the Ultra Short Mortgage Fund and the Ultrashort Financing Fund may invest will help to reduce sharp changes in the Fund’s net asset value in response to normal interest rate fluctuations to the extent that the Fund is invested in ARMS. As the interest rates on the mortgages underlying a Fund’s investments in ARMS are reset periodically, the yields of such portfolio securities will gradually align themselves to reflect changes in market rates so that the market value of such securities will remain relatively constant as compared to fixed-rate instruments. This in turn should cause the net asset value of the Fund to fluctuate less than it would if the Fund invested entirely in more traditional longer-term, fixed-rate debt securities.

In contrast to fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS permit the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages. This should produce both higher current yields and lower price fluctuations during such periods to the extent the Fund has invested in ARMS. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest such amounts in securities with a higher yield. For certain types of ARMS, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the “margin,” to the index, subject to limitations or “caps” on the maximum or minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes in the interest rate during a given period. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

As a result, the Ultra Short Mortgage Fund and the Ultrashort Financing Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed the maximum allowable annual (usually 100 to 200 basis points) or lifetime reset limits (or “cap rates”) for a particular mortgage. Fluctuations in interest rates above these levels could cause such mortgage securities to behave more like long-term, fixed-rate debt securities. Moreover, the Fund’s net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates. Thus, investors could suffer some principal loss if they sold their shares of the Fund before the interest rates on the underlying mortgages were adjusted to reflect current market rates.

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The interest rates paid on the mortgages underlying the ARMS in which the Ultra Short Mortgage Fund and Ultrashort Financing Fund may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are several main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), rates on six-month certificates of deposit, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and are somewhat less volatile.

All mortgage-backed securities carry the risk that interest rate declines may result in accelerated prepayment of mortgages and the proceeds from such prepayment of mortgages may be reinvested at lower prevailing interest rates. During periods of declining interest rates, the coupon rates for ARMS may readjust downward, resulting in lower yields to the Ultra Short Mortgage Fund and the Ultrashort Financing Fund. Further, because of this feature, ARMS may have less potential for capital appreciation than fixed-rate instruments of comparable maturities during periods of declining interest rates. Therefore, ARMS may be less effective than fixed-rate securities as a means of “locking in” long-term interest rates.

Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”) represent a beneficial interest in a pool of mortgage loans or mortgage-backed securities typically held by a trust. The beneficial interests are evidenced by certificates issued pursuant to a pooling and servicing agreement. The certificates are usually issued in multiple classes with the specific rights of each class set forth in the pooling and servicing agreement and the offering documents for the security. The pooling and servicing agreement is entered into by a trustee and a party that is responsible for pooling and conveying the mortgage assets to the trust, sometimes referred to as the depositor. Various administrative services related to the underlying mortgage loans, such as collection and remittance of principal and interest payments, administration of mortgage escrow accounts and collection of insurance claims are provided by servicers. A master servicer, which may be the depositor or an affiliate of the depositor, is generally responsible for supervising and enforcing the performance by the servicers of their duties and maintaining the insurance coverages required by the terms of the certificates. In some cases, the master servicer acts as a servicer of all or a portion of the mortgage loans.

For the Ultra Short Mortgage Fund and the Ultrashort Financing Fund, only CMOs and REMICs issued or guaranteed by GNMA, FNMA or FHLMC may be used as collateral for repurchase agreements or purchased directly by the Fund. The CMOs and REMICs typically have a multi-class structure (“Multi-Class Mortgage-backed Securities”). Multi-Class Mortgage-backed Securities issued by private issuers may be collateralized by pass-through securities guaranteed by GNMA or issued by FNMA or FHLMC, or they may be collateralized by whole loans or pass-through mortgage-backed securities of private issuers. Each class has a specified maturity or final distribution date. In one structure, payments of principal, including any principal prepayments, on the collateral are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all classes having an earlier stated maturity or final distribution date have been paid in full. In other structures, certain classes may pay concurrently, or one or more classes may have a priority with respect to payments on the underlying collateral up to a specified amount.

The Ultra Short Mortgage Fund and the Ultrashort Financing Fund will not invest in any class with residual characteristics or classes which represent the underlying credit and default risk on a pool of loans or securities.

Percentage Investment Limitations. Unless otherwise stated, all percentage limitations on Fund investments will apply at the time of investment. A Fund would not be deemed to have violated these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

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INVESTMENT RESTRICTIONS

Fundamental Policies

The Trust has adopted the following investment restrictions for each Fund, none of which may be changed without the approval of a majority of the outstanding shares of the respective Fund, as defined under “General Information” in this Statement of Additional Information. In addition to these investment restrictions, the investment objectives of the Large Cap Equity Fund and the Ultra Short Mortgage Fund are fundamental and cannot be changed without the approval of that Fund’s shareholders. The investment objective of the Ultrashort Financing Fund is non-fundamental and may be changed by the Trust’s Board of Trustees, without shareholder approval, upon 60 days’ prior notice to the Fund’s shareholders.

The Ultra Short Mortgage Fund shall:

(1)	Limit its investments and investment techniques so as to qualify for investment by national banks, federal savings associations, and federal credit unions.

The Ultra Short Mortgage Fund may not:

(1)	Invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities, except that up to 25% of the value of the Fund’s total assets may be invested without regard to this 5% limitation.

(2)	Lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding debt obligations, entering into repurchase agreements, and loaning Federal funds and other day(s) funds to FDIC Insured Institutions (as defined in the Prospectus), in each case to the extent permitted by the Fund’s investment objective and management policies.

(3)	Act as an underwriter of securities, except to the extent that the Trust may be deemed to be an “underwriter” in connection with the purchase of securities for the Fund directly from an issuer or an underwriter thereof.

(4)	Invest more than 25% of the value of the Fund’s total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on investments in the mortgage and mortgage finance industry (in which more than 25% of the value of the Fund’s total assets will, except for temporary defensive purposes, be invested) or on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

(5)	Borrow money except from banks (a) for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Fund’s net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Fund’s total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Fund’s net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Fund’s net assets, such borrowings will be repaid before any investments are made.

(6)	Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof or purchase or sell real estate, real estate mortgage loans (except that the Fund may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

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With respect to the Ultra Short Mortgage Fund’s limitations on commodities, such limitations should not be deemed to prohibit investments in forwards, swaps or other instruments that were not deemed “commodity interests” prior to July 21, 2010. The Ultra Short Mortgage Fund is limited in its use of derivatives to the extent that they limit their investments so as to qualify for investment by national banks, federal savings associations or federal credit unions.

The Large Cap Equity Fund may not:

(1)	Invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities, except that up to 25% of the value of the Fund’s total assets may be invested without regard to this 5% limitation.

(2)	Lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding debt obligations, entering into repurchase agreements, and loaning Federal funds and other day(s) funds to FDIC Insured Institutions (as defined in the Prospectus), in each case to the extent permitted by the Fund’s investment objective and management policies.

(3)	Purchase securities of an issuer if such purchase would cause more than 25% of the value of the Fund’s total assets (taken at current value) to be invested in the securities of any one issuer or group of issuers in the same industry.

(4)	Purchase securities of an issuer if such purchase would cause more than 5% of any class of securities of such issuer to be held by the Fund.

(5)	Invest in any issuer for the purpose of exercising control of management.

(6)	Underwrite securities of other issuers.

(7)	Purchase or sell real estate or real estate mortgage loans.

(8)	Deal in commodities or commodities contracts.

(9)	Purchase on margin or sell short any security, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(10)	Borrow money or mortgage or pledge any of its assets, except that the Fund may borrow money from banks for temporary or emergency (but not leveraging) purposes in an amount up to 5% of the Fund’s total assets when the borrowing is made (repayable in not more than 60 days), and may pledge up to 15% of its assets to secure such borrowings.

(11)	Purchase or retain securities of an issuer if any officer, director or employee of, or counsel for, the Fund is an officer, director or employee of such issuer.

(12)	Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write covered call options with respect to any or all of its portfolio securities and enter into closing purchase transactions with respect to such options.

With respect to the Large Cap Equity Fund’s limitations on commodities, such limitations should not be deemed to prohibit investments in forwards, swaps or other instruments that were not deemed “commodity interests” prior to July 21, 2010.

The Ultrashort Financing Fund may not:

(1)	Borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and reverse repurchase commitments of the Fund.

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(2)	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

(3)	Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

(4)	Purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(5)	Purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

(6)	Invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto.

(7)	Lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding debt obligations, entering into repurchase agreements, and loaning Federal funds and other day(s) funds to FDIC Insured Institutions (as defined in the Prospectus), in each case to the extent permitted by the Fund’s investment objective and management policies.

With respect to the percentages adopted by the Ultrashort Financing Fund as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

With respect to paragraph 1 above for the Ultrashort Financing Fund, if asset coverage on borrowing at any time falls below 300% for the Fund, within three days (or such longer period as the SEC may prescribe by rule or regulation) the Fund shall reduce the amount of its borrowings to the extent that asset coverage of such borrowings will be at least 300%.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental Policies

The Trust has also adopted certain investment restrictions which are non-fundamental policies. Unlike fundamental policies, which may be changed only with the approval of a majority of the outstanding shares of the Fund, non-fundamental policies may be changed by the Trust’s Board of Trustees without shareholder approval.

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The Funds have the following non-fundamental policies:

The Ultra Short Mortgage Fund:

(1)	May not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

(2)	Will limit investments in certificates of deposit, time deposits or savings account investments to those that are negotiable and have a remaining maturity of 90 days or less.

(3)	Will limit investments in bankers’ acceptances to bankers’ acceptances with maturities of ninety days or less issued by FDIC insured institutions that are eligible for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulations.

(4)	May not purchase obligations of Federal Land Banks, Federal Intermediate Credit Banks, the Export-Import Bank of the United States, the Commodity Credit Corporation and the Tennessee Valley Authority.

(5)	Will limit the use of repurchase agreements to repurchase agreements involving obligations of the U.S. Government, including zero coupon Treasury securities that have been stripped of either principal or interest by the U.S. Government so long as the maturity of these securities does not exceed ten years, and obligations of the Federal Home Loan Banks, Fannie Mae, the Government National Mortgage Association, the Federal Farm Credit Banks, the Federal Financing Bank, the Small Business Administration and Freddie Mac.

(6)	May not invest in derivative instruments such as interest rate swaps, reverse repurchase agreements, interest rate futures contracts, options and options on interest rate swaps and futures contracts, in each case until such time as federal credit unions may invest without limitation in mutual funds which use these instruments.

(7)	Invests primarily in “securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing” meeting the definition of such assets for purposes of the qualified thrift lender (“QTL”) test under the current Office of the Comptroller of the Currency (“OCC”) Regulations. Pending any revisions of the current OCC Regulations, the Fund expects that, absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes for savings associations, although actual percentages may be higher. In addition, the Fund will not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the OCC. Also, the Fund will not purchase any investments having a risk-based weighting for banks in excess of 20% under current federal regulations of the appropriate regulatory agencies. Furthermore, the Fund limits its investments to those permissible without specific statutory limitation for federal savings associations, national banks and federal credit unions under current applicable federal regulations.

(8)	May not invest in (purchase) private (non-agency) mortgage-related securities.

(9)	Will invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in mortgage investments and related instruments. In addition to Board approval, change of this non-fundamental policy requires 60 days’ prior notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940.

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The Large Cap Equity Fund:

(1)	Will invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of large capitalization companies and, to the extent reasonably practicable, the Fund will invest at least 80% of its net assets in common stock. In addition to Board approval, change of this non-fundamental policy requires 60 days’ prior notice to shareholders as required by Rule 35d-1 under the 1940 Act.

(2)	May not invest in securities of any other investment company, except for (i) securities of investment companies acquired as part of a merger, consolidation or other acquisition of assets, and (ii) equity securities of investment companies that operate as money market funds maintaining a stable net asset value per share pursuant to the rules of the Securities and Exchange Commission, which investments shall be subject to the limitations on investments in other investment companies set forth in the 1940 Act.

(3)	May not purchase any security if, as a result of such transaction, more than 10% in the aggregate of the Fund’s total assets (at current value) would be invested in (A) securities restricted as to disposition under federal securities laws and (B) securities for which there are no readily available market quotations.

(4)	May not participate on a joint or joint and several basis in any trading account in securities.

(5)	May not invest in the securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation.

The Ultrashort Financing Fund:

(1)	Seeks to limit its investments and investment techniques so as to qualify as a permissible investment by nationally chartered banks and federal credit unions under current applicable federal laws and regulations.

(2)	Will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental investment limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

(3)	Will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

(4)	Will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

(5)	May not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

(6)	Will limit investments in certificates of deposit, time deposits or savings account investments to those that are negotiable and have a remaining maturity of 90 days or less.

(7)	May not purchase obligations of Federal Land Banks, Federal Intermediate Credit Banks, the Export-Import Bank of the United States, the Commodity Credit Corporation and the Tennessee Valley Authority.

(8)	Will limit the use of collateral in repurchase agreements to U.S. Government Securities and other fixed income securities that are eligible assets for nationally chartered banks and federal credit unions.

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PURCHASE AND REDEMPTION OF SHARES

Investors may be charged a fee if they effect transactions through a broker or agent. Brokers and intermediaries are authorized to accept orders on the Funds’ behalf.

A purchase order is considered binding upon the investor. Should it be necessary to cancel an order because payment was not timely received, the Trust may hold the investor responsible for the difference between the price of the shares when ordered and the price of the shares when the order was cancelled. If the investor is already a shareholder of the Trust, the Trust may redeem shares from the investor’s account in an amount equal to such difference. In addition, the Trust, the Investment Adviser and/or the Distributor may prohibit or restrict the investor from making future purchases of a Fund’s shares.

The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption (1) for any period during which the New York Stock Exchange (the “Exchange”) is closed, other than customary weekend and holiday closings (i.e., New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day), or during which trading on the Exchange is restricted, (2) for any period during which an emergency, as defined by the rules of the Securities and Exchange Commission, exists as a result of which (i) disposal by a Fund of securities held by such Fund is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of such Fund’s net assets, or (3) for such other periods as the Securities and Exchange Commission, or any successor governmental authority, may by order permit for the protection of shareholders of each Fund.

MANAGEMENT OF THE TRUST

Board of Trustees

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The Trustees’ responsibilities include reviewing the actions of the Investment Adviser, Distributor and Administrator.

Trustees and Officers

Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years, are shown below. The following table provides information regarding each Independent Trustee of the Trust, as defined in the 1940 Act. The Trust currently consists of five funds, including the Funds.

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Name, Year of Birth and Address1	Position(s) Held With Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships During the Past Five Years	No. of Portfolios in Trust Overseen
Independent Trustees

Carla S. Carstens Year of Birth: 1951	Trustee since 2015. Indefinite Term of Office	Advisory Board of Directors of AIT Worldwide Logistics, 2013 to 2015; Board member and Treasurer of Athena International, 2010 to 2016; Board member and Chairman of Strategic Planning, 2010 to 2015, and Diversity Initiatives of Financial Executives International Chicago, 2009 to present; Board of Directors and Audit Committee Chair of Chicago Yacht Club Foundation, 2015 to 2017.	5

David J. Gruber Year of Birth: 1963	Chairman of the Board since November 2018. Trustee since 2015. Indefinite Term of Office	Director of Risk Advisory Services for Holbrook and Manter, CPAs from January 2016 to present; President of DJG Financial Consulting, LLC (financial consulting firm), 2007 to 2015; Independent Trustee for Monteagle Funds (6 Funds), Audit Committee Chair, Valuation Committee member from 2015 to present; Board member of Cross Shore Discovery Fund, 2014 to present; Board member of Fifth Third Funds, 2003 to 2012; Board member for the State Teachers Retirement System of Ohio, Audit Committee member, and Compensation Committee Chair, 2018 to present.	5
James A. Simpson Year of Birth: 1970	Trustee since 2018. Indefinite Term of Office	President, ETP Resources, LLC, a financial services consulting company, 2009 to present. Trustee of Virtus ETF Trust II, 2015 to present and Trustee of ETFis Series Trust I, 2014 to present.	5

1 The mailing address of each Independent Trustee is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230.

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 The following table provides information regarding each officer of the Trust.

Name, Year of Birth and Address[1]	Position(s) Held With Trust, Length of Time Served and Term of Office[2]	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships During the Past Five Years	No. of Portfolios in Trust Overseen
Officers

David Bunstine Year of Birth: 1965	President since 2018.	Managing Director, Foreside Financial Group, LLC (formerly Beacon Hill Fund Services, Inc.) 2013 to present; President of Context Capital Funds 2015 to 2018; Director Citi Fund Services Ohio, Inc., 2007 to 2013.	N/A

Trent M. Statczar Year of Birth: 1971	Treasurer since 2009.	Director, Foreside Financial Group, LLC (formerly Beacon Hill Fund Services, Inc.), 2008 to present.	N/A

Eimile J. Moore Year of Birth: 1969	Chief Compliance Officer since 2016. AML Officer since 2016.	Director, Foreside Financial Group, LLC (formerly Beacon Hill Fund Services, Inc.), 2011 to present; Chief Compliance Officer of Diamond Hill Funds, 2014 to 2017. Chief Compliance Officer of The Glenmede Fund, Inc. and The Glenmede Portfolios, 2017 to present.	N/A

Jennifer Gorham Year of Birth: 1981	Secretary since 2016.	Director, Foreside Financial Group, LLC (formerly Beacon Hill Fund Services, Inc.), 2015 to present; Paralegal, Red Capital Group, LLC, from 2011 to 2015.	N/A

[1]	The mailing address of each officer is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230.
[2]	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of Independent Trustees.

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 The following table sets forth the compensation earned by Independent Trustees from the Trust and the fund complex for the fiscal period ended June 30, 2018:

	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex
Independent Trustees
David F. Holland[1]	$23,500	$0	$0	$23,500
Carla S. Carstens	$23,500	$0	$0	$23,500
David J. Gruber	$23,500	$0	$0	$23,500
James A. Simpson	$0	$0	$0	$0

1 Effective November 27, 2018 Mr. Holland retired as a Trustee of the Board.

For the fiscal period ended June 30, 2018, each Independent Trustee received an annual retainer of $14,000. For each in-person meeting, the meeting attendance fee is $4.000 for board meetings and $1,000 for committee meetings. For each telephonic meeting, the meeting attendance fee is $1,000.

Board of Trustees: Leadership Structure and Committees

Experience and Qualifications

The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Board members, and a commitment to the interests of shareholders.

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this Statement of Additional Information, that each Trustee should serve as a Trustee in light of the Trust’s business and structure. References to the experiences, qualifications, attributes and skills of the Trustees are made pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Carla S. Carstens. Ms. Carstens has served as a member of the Board of Trustees of the Trust and Chairwoman of the Nominating and Governance and Valuation Committees since 2015. Over the course of her career she has served in an array of strategic and governance positions and as a Trustee and Audit Committee Chair for another mutual fund. Ms. Carstens has served on the Advisory Board of Directors of AIT Worldwide Logistics, 2013 to 2015; Trustee and Audit Committee Chair of Lou Holland Trust mutual fund, 2005 to 2010; Board member and Treasurer of Athena International, 2010 to 2016; Board member and Chairman of Strategic Planning, 2010 to 2015, and Diversity Initiatives of Financial Executives International Chicago, 2009 to present; Board of Directors of Chicago Yacht Club Foundation, 2015 to 2017 and Audit Committee Chairwoman 2016 to 2017. Ms. Carstens was a Principal of Tatum LLC (performance improvement consulting firm); President of Carstens Associates (strategic and operational consulting firm); and Vice President Strategic Planning of Amoco Oil Company.

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David J. Gruber. Mr. Gruber has served as a member of the Board of Trustees of the Trust and Chairman of the Audit Committee since 2015. Mr. Gruber is a CPA and served as an independent Trustee, Compliance Committee Chair and a member of the Audit Committee for the Fifth Third Funds from 2003 to 2012. Mr. Gruber served as a Board member and Treasurer of CASA of Delaware County from 2009 to 2010. Mr. Gruber is an independent Trustee for Cross Shore Discovery Fund, Audit Committee Chair and Valuation Committee member, from 2014 to present. Mr. Gruber is an independent Trustee for Monteagle Funds, Audit Committee Chair and Valuation Committee member from 2015 to present. Mr. Gruber is Director of Risk Advisory Services for Holbrook and Manter, CPAs from January 2016 to present. Mr. Gruber is a Board member for the State Teachers Retirement System of Ohio, Audit Committee member, and Compensation Committee Chair from May 2018 to present. Mr. Gruber was President of DJG Financial Consulting, LLC from 2007 to 2015, and performed Sarbanes-Oxley assessments for public companies and served as a chief financial officer for a non-profit organization.

James A. Simpson. Mr. Simpson has served as a member of the Board of Trustees since 2018. Mr. Simpson has over 25 years of financial services experience. He has experience as an independent trustee for exchange-traded funds and is a nationally recognized exchange-traded fund consultant to the investment services industry and regulators. He serves as President of ETP Resources, LLC, a financial information services company that provides detailed reference data on U.S.-listed exchange-traded products. He also has experience working for financial institutions and securities exchanges and has consulted with respect to the development of exchange-traded products. He currently serves as an Independent Trustee and Audit Committee Chair of Virtus ETF Trust II since 2015 and ETFis Series Trust I since 2014.

Board Structure

The Board has general oversight responsibility with respect to the business and affairs of the Trust. The Board establishes policies and reviews and approves contracts and their continuance. The Trustees regularly request and/or receive reports from the Investment Adviser, the Trust’s other service providers and the Trust’s Chief Compliance Officer (“CCO”). The Board currently is composed of three trustees, all of whom are not “interested persons” of the Trust (as that term is defined in the 1940 Act). Mr. Gruber, an independent trustee, serves as the Chairman of the Board. The Board has determined that the Trust’s leadership structure provides a combination of management and industry experience and independence that is appropriate given the character and circumstances of the Trust, including items such as the number of portfolios that comprise the Trust, the net assets of the Trust, and the committee structure of the Board.

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The Board of Trustees has three committees: the Audit Committee, the Nominating and Governance Committee and the Valuation Committee. The Audit Committee held one in-person and one special telephonic meeting during the fiscal year ended October 31, 2017 and two in-person meetings during the eight-month fiscal period ended June 30, 2018. The Nominating and Governance Committee held one in-person meeting during the fiscal year ended October 31, 2017 and one in-person meeting during the eight-month fiscal period ended June 30, 2018. The Valuation Committee did not hold any meetings during the fiscal year ended October 31, 2017 or the eight-month fiscal period ended June 30, 2018.

The Audit Committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the independent registered public accounting firm. The members of the Audit Committee are David J. Gruber, audit committee financial expert, Carla S. Carstens and James A. Simpson, Chairman.

The Nominating and Governance Committee is responsible for identifying and recommending individuals for membership on the Board. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates, including shareholders of the Trust. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. In selecting candidates for nomination to the Board, the Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity. The members of the Nominating and Governance Committee are Carla S. Carstens, Chairwoman, David J. Gruber and James A. Simpson. Suggestions for trustee candidates and other correspondence should be sent in writing to the Secretary, Asset Management Fund, 690 Taylor Road, Suite 210, Gahanna, Ohio 43230.

The Valuation Committee is responsible pursuant to the provisions of the Funds’ Pricing Procedures for reviewing and considering fair valuation recommendations by the Pricing Committee. The members of the Valuation Committee are Carla S. Carsten, Chairwoman, David J. Gruber and James A. Simpson.

The Trust’s day-to-day operations are managed by the Investment Adviser, Foreside Management Services, LLC (“Foreside” or the “Administrator”), the Trust’s business manager and administrator and other service providers. The Board and the committees meet regularly throughout the year to review the Trust’s activities, including, among others, fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers.

Risk Oversight

Through its oversight role, and through its Committees, officers and service providers, the Board performs a risk oversight function for the Trust consisting, among other things, of the following activities: (1) receiving and reviewing reports related to the performance and operations of the Funds at regular Board meetings, and on an ad hoc basis as needed; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust; (3) meeting with the portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with representatives of key service providers, including the Investment Adviser, Administrator, Distributor and independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and (5) engaging the services of the CCO, to report to the full Board on a variety of matters at regular and special meetings of the Board and its Committees, as applicable, including matters relating to risk management. The Treasurer also reports regularly to the Audit Committee and the Board on the Trust’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO to discuss, among other things, issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board receives reports from the Investment Adviser on the investments and securities trading of the Funds, as well as reports from the pricing committee meetings. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Investment Adviser as well as the Trust’s Administrator, custodians, Distributor and transfer agent.

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Information Security Risk

The Trust, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Trust or its investment adviser, custodian, transfer agent, fund accounting agent, financial intermediaries and other third-party service providers may adversely impact the Trust. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede security trading, subject the Funds to regulatory fines, financial losses and/or cause reputational damage. The Trust may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investment in such companies to lose value.

Fund Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee (either directly or through institutions in which they serve as an officer) as of December 31, 2017:

Trustee	Ultra Short Mortgage Fund	AAAMCO Ultrashort Financing Fund	Large Cap Equity Fund	Aggregate Dollar Range of Equity Securities in All Funds within the Trust1 Overseen by Trustee

Independent Trustees
Carla S. Carstens	$0	$0	$1 - $10,000	$1 - $10,000
David J. Gruber	$1-$10,000	$0	$0	$1-$10,000
James A. Simpson[2]	$0	$0	$0	$0

1 The Trust currently offers an unlimited number of shares of beneficial interest divided into five (5) funds, including the Funds. The other funds are managed by a different investment adviser and described in separate prospectuses and statement of additional information.

2 Mr. Simpson was elected to the Board effective May 31, 2018.

As of September 30, 2018, the Officers and Trustees of the Trust as a group owned 3.48% of the Large Cap Equity Fund Class AMF shares. The Officers and Trustees of the Trust as a group owned less than 1% of the Ultra Short Mortgage Fund and the Ultrashort Financing Fund as of September 30, 2018.

No Independent Trustee owns beneficially or of record, any security of Austin Atlantic Asset Management Co., Austin Atlantic Capital Inc., or Austin Atlantic Inc. or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Austin Atlantic Asset Management Co., Austin Atlantic Capital, Inc., or Austin Atlantic Inc.

Control persons and principal holders of securities

The following table provides certain information as of September 30, 2018 with respect to persons known to the Trust to be record owners of 5% or more of the shares of common stock of the Funds. Shareholders who have the power to vote a large percentage of shares (at least 25%) of a particular Fund can control the Fund and could determine the outcome of a shareholder meeting.

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Large Cap Equity Fund – Class H

Shareholder Name, Address	% Ownership
Merrill Lynch Pierce Fenner & Smith	98.21%
f/t/s/b/o Its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

Ultra Short Mortgage Fund

Shareholder Name, Address	% Ownership
Ulster Savings Bank 180 Schwenk Drive Attn: Ronald K. Myers SVP/CFO Kingston, NY 12401	25.29%
LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121	19.26%

Benchmark Federal Credit Union PO Box 2387 Attn: Raymond A. Massi West Chester, PA 19380	20.15%
Pinnacle Bank PO Box 430 Attn: D. Scott Wilson, CFO Elberton, GA 30635	7.73%
Louisiana Corporate Credit Union 3500 N. Causeway Blvd, Suite 1510 Metairire, LA 70002	6.66%

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Ultrashort Financing Fund – Class I

Shareholder Name, Address	% Ownership
Moeco Inc.	57.50%
160 Cochituate Rd
Attn RP Lamprey
Framingham, MA 01701

AMF Ultra Short Mortgage Fund	24.69%
690 Taylor Road, Suite 210
Gahanna, OH 43230
Westfield Bank 141 Elm St PO Box 1626 Attn: Carole Hinkley Westfield, MA 01085	12.00%

Ultrashort Financing Fund – Class Y

Shareholder Name, Address	% Ownership
BethPage Federal Credit Union 899 South Oyster Bay Road Attn: Brian Bugge Bethpage, NY 11714	95.47%

INVESTMENT ADVISER

Austin Atlantic Asset Management Co., a Florida corporation, with its principal office at 1 Alhambra Plaza, Suite 100, Coral Gables, Florida 33134 serves as the investment adviser to the Funds. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly-owned subsidiary of Austin Atlantic Inc., a closely-held corporation controlled by Rodger D. Shay, Jr. Mr. Shay, Jr. is also the President of Austin Atlantic Capital Inc., the Fund’s distributor. Austin Atlantic Inc. is a holding company of the Investment Adviser and Distributor.

Under the terms of the Trust’s Investment Advisory Agreements with the Investment Adviser, on behalf of the Funds (the “Adviser Agreements”), the Investment Adviser is subject to the supervision of the Board of Trustees, provides or arranges to be provided to the Funds such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. As compensation for management services, the Funds are obligated to pay the Investment Adviser fees computed and accrued daily and paid monthly at the annual rates set forth below:

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Ultra Short Mortgage Fund	Annual rate of 0.45% of the average daily net assets of the Fund on the first $3 billion, 0.35% of the average daily net assets of the Fund for the next $2 billion of assets; and 0.25% of the average daily net assets of the Fund in excess of $5 billion of assets. The Fund shall reduce the advisory fee to be paid by the amount of any advisory fees paid to other investment companies relating to such Fund’s investment in such investment companies securities.
Ultrashort Financing Fund	Annual rate of 0.30% of the average daily net assets of the Fund
Large Cap Equity Fund	Annual rate of 0.65% of the average daily net assets of the Fund for the first $250 million and 0.55% of the average daily net assets of the Fund for assets over $250 million

Each of the Adviser Agreements continues for an initial term of two years, and on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Funds. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons, as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Adviser Agreements will terminate automatically upon assignment and are terminable with respect to a Fund at any time without penalty by the Board of Trustees or by a vote of a majority of the outstanding shares (as defined under “General Information” in this Statement of Additional Information) of a Fund on 60 days’ written notice to the Investment Adviser, or by the Investment Adviser on 60 days’ written notice to a Fund.

With respect to the Ultrashort Financing Fund, the Investment Adviser has contractually agreed to waive fees and reimburse expenses to the extent that total annual operating expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted principles)) exceed amounts specified in the prospectus of Fund until October 28, 2019. If it becomes unnecessary for the Investment Adviser to waive fees or make reimbursements, the Investment Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the fiscal year in which the waiver or reimbursement was made to the extent that such a recapture does not cause the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted principles)) to exceed the applicable expense limitation in effect at time of recoupment or that was in effect at the time of the waiver or reimbursement, whichever is lower. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Adviser Agreement.

The Investment Adviser has voluntarily elected to waive its advisory fees for the Ultra Short Mortgage Fund, in an amount up to but not to exceed 0.45% of the average daily net assets of the Fund. For the fiscal period ended June 30, 2018, the Investment Adviser voluntarily waived 0.16% of its fee so that the Fund paid the Investment Adviser a fee of 0.29% of its average daily net assets. The Investment Adviser is not contractually obligated to waive any fees and effective December 1, 2018, the voluntary waiver has been terminated.

With respect to the Large Cap Equity Fund, effective December 1, 2018, the Investment Adviser has agreed to voluntarily waive a portion of its advisory fee in an amount of 0.10% of the average daily net assets of the Fund. The Investment Adviser is not contractually obligated to waive such fees and the voluntary waiver may be terminated at any time by the Investment Adviser.

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Pursuant to the Advisory Agreements, each Fund paid investment advisory fees for the following fiscal periods:

Investment Advisory Fees Paid

Fund	2018[2]	2017[1]	2016[1]	2015[1]
Ultra Short Mortgage Fund	$196,191	$483,200	$648,820	$821,603
Large Cap Equity Fund	$194,540	$286,487	$273,786	$321,191
Ultrashort Financing Fund[3]	$116,566	$68,953	N/A	N/A

Investment Advisory Fees Waived

Fund	2018[2]	2017[1]	2016[1]	2015[1]
Ultra Short Mortgage Fund	$76,117	$174,636	$230,692	$292,127
Large Cap Equity Fund	–	–	–	–
Ultrashort Financing Fund[3]	$209,052	$117,397	N/A	N/A

[1]	For the fiscal years ended October 31.

[2]	For the stub fiscal period November 1, 2017 through June 30, 2018.

[3]	The Ultrashort Financing Fund commenced operations on June 6, 2017. Waived fees include additional Fund expenses reimbursed by the Investment Adviser.

The Investment Adviser may from time to time enter into arrangements with entities such as trade associations and affinity groups (“organizations”) whereby the Investment Adviser agrees to pay such an organization a portion of the management fees received by the Investment Adviser with respect to assets invested in the Funds by members of the organization for certain services or products (such as use of logos or membership lists, bundling with or placement of articles in newsletters or other organization publications, directory listings, and space at trade shows) provided by the organization. The Investment Adviser and/or the Distributor may also enter into agreements with, and pay additional compensation to, third parties, out of their own assets and not as an additional charge to a Fund, in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors.

The Investment Adviser has licensed investment models, analytics and other tools from System Two Advisers (“S2”) for use in managing the Large Cap Equity Fund. The Adviser, not the Fund, is responsible for paying the licensing fees to S2.

The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which an Adviser Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under an Adviser Agreement.

Investment Sub-Adviser for the Ultrashort Financing Fund

Treesdale Partners, LLC (the “Sub-Adviser” or “Treesdale”), located at 1325 Avenue of the Americas, Suite 2302, New York, New York 10019, under a separate Sub-Adviser Agreement (the “Sub-Adviser Agreement”) serves as Sub-Adviser to the Ultrashort Financing Fund, subject to the supervision of, and policies established by, the Investment Adviser and the Board. The Sub-Adviser is responsible for developing quantitative risk management systems that will support the timely decision-making of the Investment Adviser’s portfolio manager. These tools will provide the ability to monitor portfolio risk in real-time by providing timely market price information for the collateral held in the Fund’s repurchase agreements, as well as to quantify the market risks of the Fund. The Sub-Adviser will not be actively engaged in the purchase or sale of securities for the Fund. Treesdale is an investment adviser registered with the SEC under the Investment Advisers Act of 1940. For its services to the Fund, the Sub-Adviser receives a fee from the Investment Adviser, computed and accrued daily and paid monthly at an annual rate of 0.01% of the average daily net assets of the Fund up to and including $250 million and 0.02% of the average daily net assets of the Fund over $250 million; plus 6% of any advisory fee remaining after any fee waivers and other expenses related to the Fund’s operations are paid by the Investment Adviser.

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After an initial two-year term, the continuance of the Sub-Adviser Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Adviser Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Adviser Agreement will terminate automatically in the event of its assignment or in the event of a termination of the Adviser Agreement, and is terminable at any time without penalty by the Board or by a majority of the outstanding shares of the Fund, on 60 days’ written notice, or by the Investment Adviser or Sub-Adviser on 60 days’ written notice.

The investment advisory services of the Sub-Adviser are not exclusive under the terms the Sub-Adviser Agreement. The Sub-Adviser is free to render investment advisory services to others.

Portfolio Managers

The portfolio managers of the Investment Adviser and Sub-Adviser manage the Funds’ portfolios as a team. The portfolio managers responsible for the day-to-day management of the Ultra Short Mortgage Fund are Sean Kelleher and Maggie Bautista. The portfolio manager responsible for the day-to-day management of the Large Cap Equity Fund is Ana I. Galliano. The portfolio managers responsible for the day-to-day management of the Ultrashort Financing Fund are Sean Kelleher, Maggie Bautista and Yung Lim. The table below shows other accounts for which the portfolio managers of the Funds are responsible for the day-to-day portfolio management as of June 30, 2018.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed with Advisory Fee Based on Performance
Sean Kelleher	Registered investment companies:	0	$0	0
	Other pooled investment vehicles:	0	0	0
	Other advisory accounts:	4	$239,247,934	0

Maggie Bautista	Registered investment companies:	0	$0	0
	Other pooled investment vehicles:	0	0	0
	Other advisory accounts:	4	$239,247,934	0

Ana I. Galliano	Registered investment companies:	0	$0	0
	Other pooled investment vehicles:	1	$50,000,000	1
	Other advisory accounts:	2	$150,000,000	1

Yung Lim	Registered investment companies:	0	$0	0
	Other pooled investment vehicles:	3	$23,400,000	0
	Other advisory accounts:	0	$0	0

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Ms. Galliano is a dual employee of the Investment Adviser and S2. The other accounts for Ms. Galliano listed above are accounts she manages as an employee of S2 and for which she is compensated by S2. This may cause potential conflicts of interest for Ms. Galliano. The Investment Adviser believes that these potential conflicts are mitigated by the Large Cap Equity Fund’s investments primarily in large, liquid stocks, the use of investment models by Ms. Galliano in managing the Large Cap Equity Fund and other accounts and the Adviser’s oversight of Ms. Galliano’s management of the Fund. As an employee of the Investment Adviser, Ms. Galliano is subject to the Investment Adviser’s compliance policies and procedures.

The other accounts for Mr. Lim listed above are accounts he manages as an employee of Treesdale. This may cause potential conflicts of interest for Mr. Lim. The Investment Adviser believes that these potential conflicts are mitigated by the Fund’s investments primarily in repurchase agreements and the Investment Adviser’s oversight of Mr. Lim’s management of the Fund.

The Investment Adviser does not believe that there are material conflicts of interest between any of the Funds’ investment strategies and the investment strategies of the other accounts managed by the portfolio managers. Investment decisions for each Fund are made independently from those for the other Funds and other accounts advised by the Investment Adviser, Sub-Adviser or managed by the portfolio managers. It may happen, on occasion, that the same security is held in one Fund and in another Fund or in another account advised by the Investment Adviser, Sub-Adviser or managed by the portfolio managers. Simultaneous transactions are likely when several portfolios are advised by the same investment adviser, particularly when a security is suitable for the investment objectives of more than one of such accounts. When two or more Funds or accounts advised by the Investment Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective Funds or accounts, both as to amount and price, in accordance with a method deemed equitable to each Fund or account. In some cases, this system may adversely affect the price paid or received by a Fund or the size of the security position obtainable for such Fund. For the Large Cap Equity Fund, all trades for the Fund are executed by the Investment Adviser independently of any trades in other accounts managed by Ms. Galliano. For the Ultrashort Financing Fund, all trades are executed by the Investment Adviser independently of any trades in other accounts managed by Mr. Lim. The Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Sub-Adviser manages are fairly and equitably allocated.

Portfolio Manager Compensation

The Investment Adviser compensates the portfolio managers (except for Mr. Lim) for their management of the Funds. The portfolio managers of the Ultra Short Mortgage Fund are compensated through a variety of components and their compensation may vary from year to year based on a number of factors. They may receive all or some combination of salary and annual discretionary bonus, and are eligible to participate in the Adviser’s benefit plans. The portfolio managers of the Large Cap Equity Fund are paid a fixed salary, the payment of which may be adjusted annually based on the size and performance of the fund as well as other discretionary factors, such as how much time the managers are required to spend on the Fund. Because of the Large Cap Equity Fund managers’ dual employment status, and that they divide their time between the Investment Adviser and S2, they do not participate in the Investment Adviser’s benefit plans. The Investment Adviser does not offer any deferred or long term compensation plans. With respect to the Ultrashort Financing Fund, Mr. Lim is compensated by the Sub-Adviser and does not receive any compensation directly from the Fund or the Investment Adviser. Mr. Lim is compensated in the form of net revenue sharing based on the sub-advisory fee revenue generated from the Fund and other specified assets of the firm’s assets under management. Thus, portfolio manager compensation is aligned with the interests of the Sub-Adviser’s clients, including the Fund and its investors. The portfolio manager’s overall compensation is tied to the profitability of the Sub-Adviser.

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The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager as of June 30, 2018:

	Ultra Short Mortgage	AAAMCO Ultrashort	Large Cap Equity
Portfolio Manager	Fund	Financing Fund	Fund
Sean Kelleher	$100,000 – 500,000	$0 - $50,000	$500,001 - $1,000,000
Maggie Bautista	$0	$0	$1-10,000
Ana I. Galliano	$0	$0	$0
Yung Lim	$0	$0	$0

DISTRIBUTOR

Austin Atlantic Capital Inc. is a registered broker-dealer and the Funds’ principal distributor (the “Distributor”). The Distributor, a Florida corporation, is a wholly-owned subsidiary of Austin Atlantic Inc., which is a closely-held corporation controlled by Rodger D. Shay, Jr. Mr. Shay, Jr. is also the President and Chief Executive Officer of the Distributor. The Distributor is located at 1 Alhambra Plaza, Suite 100, Coral Gables, Florida 33134.

As compensation for distribution services, the Ultra Short Mortgage Fund pays the Distributor a fee pursuant to a plan adopted under Rule 12b-1 of the 1940 Act, payable monthly at the rate of 0.25% per annum of the average daily net assets of the Fund. The Distributor may voluntarily elect to waive its 12b-1 fees in an amount up to but not to exceed 0.25% of the average daily net assets of the Fund. For the fiscal period ended June 30, 2018, the Distributor voluntarily waived 0.10% of its 12b-1 fee for the Fund so that the Fund paid the Distributor a fee of 0.15% of the Fund’s average daily net assets. The Distributor is not contractually obligated to waive any fees and any voluntary waiver may be terminated at any time by the Distributor.

As compensation for distribution services, Class AMF shares of the Large Cap Equity Fund pay the Distributor a fee pursuant to a plan adopted under Rule 12b-1 of the 1940 Act, payable monthly at the rate of 0.25% per annum of the average daily net assets of the Class AMF shares of the Fund. The Distributor may voluntarily elect to waive its 12b-1 fees in an amount up to but not to exceed 0.25% of the average daily net assets of Class AMF shares of the Fund. For the fiscal period ended June 30, 2018, the Distributor voluntarily waived 0.10% of its 12b-1 fee so that Class AMF shares of the Fund paid the Distributor a fee of 0.15% of average daily net assets. The Distributor is not contractually obligated to waive any fees and effective December 1, 2018, the voluntary waiver has been terminated. Class H shares of the Large Cap Equity Fund do not pay any distribution or 12b-1 fees.

As compensation for distribution services, the Class I shares of the Ultrashort Financing Fund pay the Distributor a fee pursuant to a plan adopted under Rule 12b-1 of the 1940 Act, payable monthly at the rate of 0.10% per annum of the average daily net assets of the Class I shares of the Fund. The Distributor may voluntarily elect to waive its 12b-1 fees in an amount up to but not to exceed 0.10% of the average daily net assets of the Fund. The Distributor is not contractually obligated to waive any fees and any voluntary waiver may be terminated at any time by the Distributor.

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12b-1 Distribution Fees Paid

Fund	2018[2]	2017[1]	2016[1]	2015[1]
Ultra Short Mortgage Fund	$108,995	$268,444	$360,455	$456,443
Large Cap Equity Fund	$64,236	$95,728	$91,962	$106,515
Ultrashort Financing Fund[3]	$5,707	$2,940	N/A	N/A

12b-1 Distribution Fees Waived

Fund	2018[2]	2017[1]	2016[1]	2015[1]
Ultra Short Mortgage Fund	$43,598	$107,376	$144,180	$182,577
Large Cap Equity Fund	$25,694	$38,291	$36,784	$42,606
Ultrashort Financing Fund[3]	$0	$0	N/A	N/A

1 For the fiscal years ended October 31.

2For the stub fiscal period November 1, 2017 through June 30, 2018.

3The Ultrashort Financing Fund commenced operations on June 6, 2017.

The Distributor is obligated under the Distribution Agreement to bear the costs and expenses of printing and distributing copies of the prospectus and annual and interim reports of the Trust (after such items have been prepared and set in type) that are used in connection with the offering of shares of the Trust to investors, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor in connection with the offering of the shares of the Funds for sale to investors.

The Trust has been informed by the Distributor that during its fiscal year ending October 31, 2017, the following expenditures were made:

Fund	Printing & Advertising	Compensation Paid to Broker- Dealers	Employee Compensation & Costs	Staff Travel & Expense	Other Administrative Expense
Ultra Short Mortgage Fund	$15	$170,054	$6,634	$1,101	$4,110
Large Cap Equity Fund	5	61,020	2,329	384	1,433
Ultrashort Financing Fund	0	3,306	98	15	56

The Trust has been informed by the Distributor that for the stub fiscal period November 1, 2017 through June 30, 2018, the following expenditures were made:

Fund	Printing & Advertising	Compensation Paid to Broker- Dealers	Employee Compensation & Costs	Staff Travel & Expense	Other Administrative Expense
Ultra Short Mortgage Fund	$61	$95,374	$4,344	$1,110	$2,545
Large Cap Equity Fund	36	58,505	2,536	694	1,486
Ultrashort Financing Fund	5	8,713	374	105	219

None of the Trustees has any direct or indirect financial interest in the operation of the Funds’ Rule 12b-1 Plan and related Distribution Agreement.

The Trust has appointed the Distributor to act as the principal distributor of the Fund’s continuous offering of shares pursuant to a Distribution Agreement dated February 22, 2017 between the Trust and the Distributor (the “Distribution Agreement”). The initial term of the Distribution Agreement will extend through February 22, 2019 (unless earlier renewed), and will continue in effect from year to year thereafter, subject to termination by the Trust or the Distributor as provided for in the Distribution Agreement, if approved at least annually by the Board of Trustees and by a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the arrangements contemplated by the agreement.

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Pursuant to the Trust’s Rule 12b-1 Plan, payments under the Plan are intended to compensate the Distributor, broker-dealer, depository institutions and, other firms for distribution services. The type of activities for which compensation is paid is set forth in the table above. The Trust’s Rule 12b-1 Plan requires the Board of Trustees to make a quarterly review of the amount expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. The Rule 12b-1 Plan may not be amended to increase materially the amount paid by a Fund thereunder without shareholder approval. All material amendments to the Rule 12b-1 Plan must be approved by the Board of Trustees and by the “disinterested” Trustees referred to above. The Rule 12b-1 Plan is terminable with respect to a Fund at any time without penalty by a majority of the Trustees who are “disinterested” as described above or by a vote of a majority of the outstanding shares (as defined under “General Information” in this Statement of Additional Information) of the Fund or by the Distributor on 90 days’ written notice to the Fund. Although the Distributor’s fee is calculable separately with respect to each Fund and the Distributor reports expense information to the Trust on a Fund-by-Fund basis, any 12b-1 fee received by the Distributor in excess of expenses for a given Fund may be used for any purpose, including payment of expenses incurred in distributing shares of another Fund, to compensate another dealer for distribution assistance or payment of the Distributor’s overhead expenses.

The Investment Adviser or Distributor, out of their own resources and without additional costs to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds in recognition of their marketing, transaction processing and/or administrative services support.

CODE OF ETHICS

The Trust, the Investment Adviser and the Distributor have adopted codes of ethics under Rule 17j-1 under the 1940 Act, as amended. Trustees and officers of the Trust and employees of the Investment Adviser and Distributor are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the codes of ethics. The codes of ethics contain provisions and requirements reasonably designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

Portfolio managers, traders, research analysts and others involved in the investment advisory process are subject to special standards. Among other things, the codes of ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and require the submission of quarterly reporting of securities transactions. Exceptions to these and other provisions of the codes of ethics may be granted in particular circumstances after review by appropriate personnel.

PROXY VOTING POLICIES AND PROCEDURES

For the Funds, the Trust has delegated to the Investment Adviser the responsibility for voting the proxies related to portfolio securities, subject to the Board of Trustee’s oversight. It is the Investment Adviser’s policy to vote proxies in a manner that is most economically beneficial to a Fund. The Investment Adviser’s Proxy Policy contains guidelines which reflect the Investment Adviser’s policies with respect to voting for or against certain matters (e.g., anti-takeover provisions, socially active causes and routine matters). When a vote presents a conflict between the interests of Fund shareholders and the interests of the Investment Adviser or Distributor, a special internal review by the Investment Adviser’s Executive Committee determines the vote. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-247-9780 or on the Securities and Exchange Commission’s website at http://www.sec.gov. It is anticipated that only the Large Cap Equity Fund will invest in voting securities.

FUND SERVICES

Custodian, Transfer Agent, Financial Administrator and Fund Accountant

The Northern Trust Company (“Northern Trust”), 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Trust’s custodian, transfer agent, financial administrator and fund accountant with respect to each Fund.

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Northern Trust and the Trust have entered into a Custody Agreement (“Custody Agreement”), pursuant to which Northern Trust serves as the Trust’s custodian with respect to the Funds and, among other things, will maintain custody of the Funds’ cash and securities. In addition, Northern Trust is the financial administrator and fund accountant for the Trust. Pursuant to the terms of the Fund Administration and Accounting Services Agreement between the Trust and Northern Trust (the “Fund Accounting Agreement”), Northern Trust provides various administrative and fund accounting services to the Funds, which include (i) computing each Fund’s net asset value for purposes of the sale and redemption of its shares, (ii) computing each Fund’s dividend payables, (iii) preparing certain periodic reports and statements, and (iv) maintaining the general ledger accounting records for each Fund.

Pursuant to the terms of the transfer agency agreement between the Trust and Northern Trust (the “Transfer Agency Agreement”), Northern Trust provides various transfer agency services to the Funds, including, but not limited to, (i) processing shareholder purchase and redemption requests, (ii) processing dividend payments and (iii) maintaining shareholder account records.

As compensation for its services under the Custody Agreement, Transfer Agency Agreement and the Fund Accounting Agreement, effective September 1, 2014, as amended, the Funds have agreed to pay Northern Trust on a monthly basis, an annualized fee based upon the average daily net assets of the Funds, in accordance with the following schedule:

Net assets of less than $500,000,000	$300,000
Net assets from $500,000,000 to $1,000,000,000	$325,000
Net assets of $1,000,000,000 or greater	$350,000

If normal out-of-pocket expenses for the Funds exceed $200,000 for the year, the Funds shall pay the excess. In addition, the Funds shall pay Northern Trust for certain other out-of-pocket expenses.

As compensation for these services rendered by Northern Trust, the Funds paid the following amounts to Northern Trust for the following fiscal periods:

		Fees Paid
Fund	2018[2]	2017[1]	2016[1]	2015[1]
Ultra Short Mortgage Fund	$102,146	$183,202	$199,979	$287,334
Large Cap Equity Fund	$70,101	$75,198	$58,421	$77,610
Ultrashort Financing Fund[3]	$86,133	$53,833	N/A	N/A

1For the fiscal year ended October 31. During the 2015 and 2016 fiscal years shown in the table, there were additional series of the Trust that paid a portion of the Northern Trust fees that have since been liquidated.

2For the stub fiscal period November 1, 2017 through June 30, 2018.

3The Ultrashort Financing Fund commenced operations on June 6, 2017.

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Business Manager and Administrator

Foreside Management Services, LLC (formerly Beacon Hill Fund Services, Inc.)(“Foreside”), 690 Taylor Road, Suite 210, Gahanna, Ohio 43230, has served as the Trust’s Business Manager and Administrator since 2014, Foreside and the Trust have entered into a Management and Administration Agreement with respect to the Funds. Pursuant to the terms of the Agreement, Foreside, as business manager and administrator for the Trust, performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Services provided under the Agreement by Foreside include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Funds; serving as officers of the Trust, including but not limited to President, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as are deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial filings and filing with the Securities and Exchange Commission; and maintaining books and records in accordance with applicable laws and regulations.

Pursuant to the Agreement, Foreside pays all operating expenses of the Trust and the Funds not specifically assumed by the Trust, unless the Trust or the Investment Adviser otherwise agree to pay, including without limitation the compensation and expenses of any employees and officers of the Trust and of any other persons rendering any services to the Trust; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Trust in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the transfer agent, dividend disbursing agent, shareholder service agent, custodian, fund accounting agent and financial administrator (excluding fees and expenses payable to Foreside) and accounting and pricing services agent; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Funds; the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectus and statements of additional information for delivery to each Fund’s current shareholders; the cost of printing or preparing any documents, statements or reports to shareholders unless otherwise noted; fees and expenses of trustees of the Trust who are not interested persons of the Trust, as defined in the 1940 Act; and all other operating expenses not specifically assumed by the Trust. In paying expenses that would otherwise be obligations of the Trust, Foreside is expressly acting as an agent on behalf of the Trust. For services under the Agreement and expenses assumed by Foreside for the fiscal period ended June 30, 2018, the Trust, on behalf of the Funds, paid Foreside an annual fee of 0.35% of aggregate average daily net assets of the Ultra Short Mortgage Fund and Large Cap Equity Fund; subject to an aggregate minimum annual fee of $755,000 for the Funds and 0.08% of average daily net assets of the Ultrashort Financing Fund on the first $500 million; 0.06% of average daily net assets of the Fund on the next $500 million; and .04% of average daily net assets of the Fund on total assets over $1 billion; subject to an aggregate minimum annual fee of $380,000 for the Fund.

As compensation for the compliance services, financial services and business management and governance services provided by Foreside pursuant to the Management and Administration Agreement, Foreside retained the following amounts:

		Fees Paid
Fund	2018[2]	2017[1]	2016[1]	2015[1]
Ultra Short Mortgage Fund	$88,943	$170,833	$212,826	$227,357
Large Cap Equity Fund	$61,057	$87,567	$62,174	$61,409
Ultrashort Financing Fund[3]	$66,667	$41,667	N/A	N/A

1For the fiscal year ended October 31. During the 2015 and 2016 fiscal years shown in the table, there were additional series of the Trust that paid a portion of Foreside’s fees that have since been liquidated.

2For the stub fiscal period November 1, 2017 through June 30, 2018.

3The Ultrashort Financing Fund commenced operations on June 6, 2017.

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DETERMINATION OF NET ASSET VALUE

For purposes of determining the net asset value per share of the Ultra Short Mortgage Fund, investments are generally valued at prices obtained from one or more independent pricing services or, for certain circumstances, the Board of Trustees has approved the use of a fixed income fair value pricing methodology implemented by the Pricing Committee. Repurchase agreements and short-term instruments maturing within 60 days of the valuation date are valued based upon their amortized cost. For purposes of determining the net asset value per share of the Large Cap Equity Fund uses market prices in valuing portfolio securities, but may use fair value estimates if reliable market prices are unavailable. For purposes of determining the net asset value per share of the Ultrashort Financing Fund, repurchase agreements and short-term instruments maturing within 60 days of the valuation date are valued based upon their amortized cost. Other investments are generally valued at prices obtained from one or more independent pricing services or, for certain circumstances, the Board of Trustees has approved the use of a fixed income fair value pricing methodology implemented by the Pricing Committee. For all Funds, due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale.

FEDERAL INCOME TAX MATTERS

The following discussion of certain U.S. federal income tax consequences is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. Each shareholder should consult a qualified tax advisor regarding the tax consequences of an investment in a Fund. The tax considerations relevant to a specific shareholder depend upon the shareholder’s specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to a Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the U.S. federal income tax regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. In order to so qualify, each Fund must, among other things: (a) diversify its holdings so that generally, at the end of each quarter of the taxable year, (i) at least 50% of the value of its total assets is represented by cash and cash items, government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies), the securities of two or more issuers (other than the securities of other regulated investment companies) which the Fund controls and which are engaged in the same or similar trades or business, or the securities of one or more qualified publicly traded partnerships; and (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on its net investment income and net capital gains distributed to shareholders, provided at least 90% of its investment company taxable income for the taxable year (computed without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest, if any, is so distributed.

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Dividends and distributions are taxable to shareholders whether they are reinvested in Fund shares or paid in cash. Dividends of each Fund’s net investment income (which generally includes interest and dividend income, less certain expenses), other than “qualified dividend income,” and distributions of net short-term capital gains (i.e., the excess of net short-term capital gains over net long-term capital losses) are taxable to shareholders as ordinary income. Distributions of qualified dividend income (generally dividends received from domestic corporations and qualified foreign corporations) are taxable to individual and other non-corporate shareholders at the federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the shares of the Fund. Under the Code, net long-term capital gains received by corporate shareholders (including net long-term capital gain distributions by a Fund) are taxed at the same rates as ordinary income. Net long-term capital gains received by individual and other non-corporate shareholders (including net long-term capital gain distributions by a Fund) are generally taxed at a maximum federal income tax rate of 20%.

Because no portion of the income of the Ultra Short Mortgage Fund or the Ultrashort Financing Fund will consist of dividends from domestic corporations or qualified foreign corporations, dividends paid by such Funds are not expected to be treated as qualified dividend income, eligible for reduced rates of federal income taxation when received by non-corporate shareholders, and will not qualify for the “dividends received deduction” available to corporate shareholders. A portion of the dividends paid by the Large Cap Equity Fund are expected to be treated as qualified dividend income and are expected to be eligible for the dividends received deduction, provided certain holding period and other requirements are met at both the Fund and the shareholder levels.

At June 30, 2018, the Ultra Short Mortgage Fund had capital loss carry-forwards available to offset future net capital gains through the indicated expiration dates:

Fund	Amount	Expires
Ultra Short Mortgage Fund	$ 2,013,187	2019

During the fiscal period ended June 30, 2018, Ultra Short Mortgage Fund had net capital loss carry-forward amounts of $290,225,068 expire.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended October 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended October 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended October 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended October 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Code and related regulations based on the results of future transactions.

Capital losses incurred that will be carried forward without an expiration date under the provisions of the Act for (i) the Ultra Short Mortgage Fund are $993,221 in short term capital loss carry-forwards and $2,685,717 in long term capital loss carry-forwards, and (ii) the Ultrashort Financing Fund are $40,229 in short term capital loss carry-forwards.

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Gain or loss realized upon a sale or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss realized by a shareholder upon the sale or redemption of a Fund’s shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares.

All or a portion of any loss realized upon the redemption of shares of a Fund will be disallowed if shares of the Fund or substantially identical stock or securities are acquired (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly acquired shares will be adjusted to reflect the disallowed loss. A shareholder’s ability to utilize capital losses may be limited by the Code.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

If a Fund invests in certain positions, such as zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its net investment income, including such income it is required to accrue, to continue to qualify as a regulated investment company and to avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Ultra Short Mortgage Fund and the Ultrashort Financing Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues as discussed above.

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the Internal Revenue Service (the “IRS”), the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

A Fund’s transactions in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by such Fund (i.e., affect whether gain or loss is ordinary or capital), accelerate recognition of income to such Fund, defer such Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders of such Fund. These provisions may also require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause that Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualifying as a regulated investment company and avoiding federal income and excise taxes. Each Fund will monitor its transactions in such investments, if any, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of such Fund as a regulated investment company, and minimize the imposition of federal income and excise taxes.

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A Fund’s transactions in broad based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally considered “section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of section 1256 contract is treated in the same manner.

A Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Each Fund generally will be subject to a 4% nondeductible federal excise tax to the extent the Fund does not meet certain minimum distribution requirements by the end of each calendar year. To avoid the imposition of the 4% excise tax, a Fund must distribute at least 98% of its taxable ordinary income for the calendar year and at least 98.2% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Each Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of this 4% excise tax.

Dividends declared by a Fund in October, November or December to shareholders of record in one of those months and actually paid in January of the following year will be treated as having been received by shareholders and paid by the Fund on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions and redemption proceeds payable to shareholders who fail to provide such Fund with their correct taxpayer identification number or who fail to make required certifications or if the Fund or the shareholder has been notified by the IRS that the shareholder is subject to backup withholding. Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

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 Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by an applicable treaty. However, a Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. person with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts.

Treasury Regulations provide that if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their particular circumstances.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in shares of a Fund.

FUND TRANSACTIONS

Allocation of transactions, including their frequency, to various dealers is determined by the Investment Adviser in its best judgment under the general supervision of the Board of Trustees and in a manner deemed fair and reasonable to the Funds. Pursuant to the Investment Adviser’s Best Execution Policies and Procedures, the Investment Adviser seeks to obtain “best execution” for the Funds’ securities transactions. In seeking to obtain “best execution,” the Investment Adviser considers the range and quality of the broker-dealer’s services. As described below, the Investment Adviser on behalf of each Fund may effect securities transactions on an agency basis with broker-dealers providing research services and/or research- related products for the Fund. Research services or research-related products may include information in the form of written reports, reports accessed by computers or terminals, statistical collations and appraisals and analysis relating to companies or industries. However, in selecting such broker-dealers, the Investment Adviser adheres to the primary consideration of “best execution”.

Each Fund will not purchase securities from, sell securities to, or enter into repurchase agreements with, the Investment Adviser or any of its affiliates.

For the Ultra Short Mortgage Fund and the Ultrashort Financing Fund, the following applies to portfolio transactions. Purchases and sales of securities and the execution of repurchase agreements for the Funds are usually effected on a principal basis. Transactions involving securities are normally executed directly with the issuer or from an underwriter or market maker for the securities. Repurchase agreements are executed with a variety of counterparties, based on the investment guidelines of the particular Fund. There usually, but not always, are no brokerage commissions paid by the Funds for such transactions, and during the fiscal periods ended June 30, 2018 and October 31, 2017, 2016 and 2015, the Fund did not pay any brokerage commissions. Transactions with dealers serving as market makers may include the spread between the bid and asked prices. On occasion, the Investment Adviser may effect securities transactions with broker-dealers providing research services but would do so subject to seeking the best price and execution for portfolio transactions.

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For the Large Cap Equity Fund, the following applies to portfolio transactions. The primary aim of the Investment Adviser in the allocation of the Large Cap Equity Fund’s portfolio transactions to various brokers is the attainment of best price and execution. The Investment Adviser is authorized to pay a brokerage commission in excess of the commission that another broker might have charged for effecting the same transaction in recognition of the value of efficient execution and research and statistical information provided by the selected broker. The research and statistical information that may be provided to the Investment Adviser consist primarily of written and electronic reports and presentations analyzing specific companies, industry sectors, the stock market and the economy. To the extent that the Investment Adviser uses such research and information in rendering investment advice to the Large Cap Equity Fund, the research and information may reduce the Investment Adviser’s expenses.

The Investment Adviser may use research services and statistical information furnished by brokers through which the Large Cap Equity Fund effects securities transactions in servicing all of its accounts, and the Investment Adviser may not use all such services in connection with the Large Cap Equity Fund. For fiscal periods ended October 31, 2015, 2016 and 2017 and June 30, 2018, the Large Cap Equity Fund did not engage in any such “soft dollar” brokerage transactions. The total amounts of brokerage commissions paid by the Large Cap Equity Fund for fiscal years ended October 31, 2015, 2016 and 2017 and June 30, 2018 were $1,556, $13,256, $9,295 and $3,068, respectively. The brokerage commissions paid by the Fund will vary from year to year based on the level of activity in the Fund’s portfolio. The increase in brokerage fees for 2016 and 2017 were the result of a change in portfolio management and repositioning of portfolio securities.

Transactions in portfolio securities of the Large Cap Equity Fund are effected through a broker selected from a list of brokers selected by the Investment Adviser on the basis of their ability to provide efficient execution of portfolio transactions. A large majority of the Large Cap Equity Fund’s portfolio transactions are executed on national securities exchanges through member firms. However, when the Investment Adviser believes that a better price can be obtained for the Fund, portfolio transactions may be executed over-the-counter with non-member firms in what is referred to as the “third market.” Portfolio transactions in unlisted securities are also executed over-the-counter. The brokerage list is reviewed continually in an effort to obtain maximum advantage from investment research and statistical information made available by brokers, and allocation among the brokers is made on the basis of best price and execution consistent with obtaining research and statistical information at reasonable cost.

DISCLOSURE OF INFORMATION REGARDING PORTFOLIO HOLDINGS

Pursuant to policies and procedures adopted by the Board of Trustees, the Funds will not disclose (or authorize its custodian or principal underwriter to disclose) portfolio holdings information to any person or entity except as follows:

●	To persons providing services to the Funds who have a need to know such information in order to fulfill their obligations to the Funds, such as portfolio managers, administrators, custodians, pricing services, proxy voting services, accounting and auditing services, and research and trading services, and the Trust’s Board of Trustees;

●	In connection with periodic reports that are available to shareholders and the public;

●	To mutual fund rating or statistical agencies or persons performing similar functions;

●	Pursuant to a regulatory request or as otherwise required by law; or

●	To persons approved in writing by the Chief Compliance Officer (the “CCO”) of the Trust.

Each Fund’s portfolio holdings are generally posted on the Funds’ website, www.amffunds.com, on a monthly basis within 30 days after the month-end. The Funds also discloses its portfolio holdings quarterly, in its annual and semi-annual Reports, as well as in filings with the SEC, in each case no later than 60 days after the end of the applicable fiscal period.

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 The Funds have ongoing arrangements to release portfolio holdings information on a daily basis to the Investment Adviser, Sub-Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian and on an as needed basis to other third parties providing services to the Funds. The Investment Adviser, Sub-Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Funds. The Fund discloses portfolio holdings to their auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Funds, the Investment Adviser, the Sub-Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about a Fund’s portfolio holdings without the specific approval of the Trust’s CCO. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the CCO, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Funds’ shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Investment Adviser, or any affiliated person of the Funds or the Investment Adviser. The CCO will provide to the Board of Trustees on a quarterly basis a report regarding all portfolio holdings information released on an ad hoc or special basis. Additionally, the Investment Adviser, and any affiliated persons of the Investment Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Funds, as a result of disclosing a Fund’s portfolio holdings. The Trust’s CCO monitors compliance with these procedures, and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Funds’ Investment Adviser, Sub-Adviser, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about a Fund’s portfolio holding and the duty not to trade on the non-public information. The Trust believes that these are reasonable procedures to protect the confidentiality of a Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

Prior to public dissemination of portfolio holdings, general characteristics, performance or statistical information about a Fund, information about realized and unrealized capital gains, summaries of a Fund’s performance and historical sector allocation may be disclosed to shareholders and prospective shareholders as soon as practicable.

A Fund’s portfolio holdings may also be disclosed to third parties prior to their public dissemination for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Fund assets and to minimize impact on remaining Fund shareholders.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Vedder Price P.C., 222 North LaSalle Street, Suite 2600, Chicago, Illinois 60601, is legal counsel to the Trust and passes upon the validity of the shares offered by the Prospectus.

Cohen & Company, Ltd., an independent registered public accounting firm with offices at 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the Trust’s independent registered public accounting firm. The financial statements of each Fund, incorporated into this Statement of Additional Information by reference to the Trust’s Annual Report to Shareholders for the fiscal period ended June 30, 2018 (see “Financial Statements” below) have been so incorporated in reliance on the report of Cohen & Company, Ltd. given on the authority of such firm as experts in accounting and auditing.

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GENERAL INFORMATION

The Trust sends to all of the shareholders of each Fund semi-annual reports and annual reports, including a list of investment securities held by each Fund, and, for annual reports, audited financial statements of each Fund.

As used in each Prospectus and this Statement of Additional Information, the term “majority,” when referring to the approvals to be obtained from shareholders, means the vote of the lesser of (1) 67% of the Fund’s shares of each class or of the class entitled to a separate vote present at a meeting if the holders of more than 50% of the outstanding shares of all classes or of the class entitled to a separate vote are present in person or by proxy, or (2) more than 50% of the Fund’s outstanding shares of all classes or of the class entitled to a separate vote. The Bylaws of the Trust provide that an annual meeting of shareholders is not required to be held in any year in which none of the following is required to be acted on by shareholders pursuant to the 1940 Act: election of trustees; approval of the investment advisory agreement; ratification of the selection of independent public accountants; and approval of a distribution agreement.

The Prospectus and this Statement of Additional Information do not contain all the information included in the registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

Statements contained in each Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The financial statements, notes and report of the Trust’s independent registered public accounting firm required to be included in this Statement of Additional Information are incorporated herein by reference to the Funds’ Annual Report to Shareholders for the fiscal period ended June 30, 2018. The Funds will provide the Annual Report without charge to each person who requests this Statement of Additional Information.

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APPENDIX A

Explanation of Rating Categories

The following is a description of credit ratings issued by two of the major credit ratings agencies. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. Although the Investment Adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.

Bonds rated Aa by Moody’s are judged to be of high quality by all standards. Moody’s applies the numerical modifiers 1, 2 and 3 to certain general rating classifications, including Aa. The modifier 1 indicates that the issue ranks in the upper end of its generic rating category; the modifier 3 indicates it ranks in the lower end. Debt rated AA by Standard & Poor’s has a very strong capacity to meet its financial commitments and differs from the highest rated issues, which are rated AAA, only in small degree.

Ratings in certain categories, including AA, may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Securities rated Baa by Moody’s and/or BBB by S&P are the lowest which are considered “investment grade” obligations. Fitch Investors Service, Inc. as well as other ratings service providers, have comparable rating systems. Moody’s and S&P also publish ratings for short term financial securities, such as commercial paper. A brief definition of these rating characteristics is shown below.

Standard & Poor’s Rating Services

Bond Rating	Explanation
Investment Grade

AAA	Highest rating; extremely strong capacity to meet its financial commitments.

AA	High quality; very strong capacity to meet its financial commitments.

A	Strong capacity to meet its financial commitments; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

BBB	Adequate capacity to meet its financial commitments; adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to meet its financial commitments.

Non-Investment Grade

BB, B, CCC, CC, C	Regarded as having significant speculative characteristics; “BB” indicates the least degree of speculation and “C” the highest; quality and protective characteristics may be outweighed by large uncertainties or major exposures to adverse conditions.

D	In default.

Short Term Ratings	Explanation

A-1	Highest rating; extremely strong capacity to meet its financial commitments.

A-2	Satisfactory capacity to meet its financial commitments; somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.

A-3	Adequate protection parameters; adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitments.

A-1

Moody’s Investors Service, Inc.

Bond Rating	Explanation
Investment Grade

Aaa	Highest quality; minimal credit risk.

Aa	High quality; subject to very low credit risk.

A	Upper-medium grade obligations; subject to low credit risk.

Baa	Medium-grade obligations; subject to moderate credit risk; may possess certain speculative characteristics.

Non-Investment Grade

Ba	More uncertain with speculative elements; subject to substantial credit risk.

B	Considered speculative; subject to high credit risk.

Caa	Poor standing; subject to very high credit risk.

Ca	Highly speculative; likely in, or very near, default with some prospect of recovery of principal and interest.

C	Lowest-rated; typically in default with little prospect for recovery of principal or interest.

Short Term Ratings	Explanation

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A-2